UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2017

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 30, 2017, LMRK Issuer Co. 2 LLC (“LMRK Issuer”) and LMRK Guarantor Co. 2 LLC (“LMRK Guarantor”), each Delaware limited liability companies and indirect wholly owned special purpose subsidiaries of Landmark Infrastructure Partners LP (the “Partnership”), entered into four note subscription agreements with qualified investors (each, an “Investor” and, collectively, the “Investors”), pursuant to which LMRK Issuer sold $80,000,000 aggregate principal amount of Secured Tenant Site Contract Revenue Notes, Series 2017-1 (the “Series 2017-1 Notes”) to the Investors pursuant to and in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Series 2017-1 Notes were issued pursuant to an indenture, dated as of November 30, 2017 (the “Base Indenture”), by and among LMRK Issuer, LMRK PropCo LLC (“LMRK Propco”) and LD Tall Wall III LLC (“LD Tall Wall 3” and, together with LMRK Propco, the “LMRK Asset Entities” and, together with LMRK Issuer, the “Obligors”) with Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”), and a related series supplement. The description of the Indenture set forth in Item 2.03 of this Report is incorporated herein by reference.

The net proceeds to LMRK Issuer from the placement, after deducting placement fees, discounts and expenses paid on the closing date, was approximately $75.8 million. Approximately $17.5 million of such net proceeds will be used by LMRK Issuer to make initial deposits into reserve accounts as required by the Indenture, including a deposit of $16.0 million into a “site acquisition account” (the “Site Acquisition Account”) to be used by LMRK Issuer to acquire additional tenant site assets pursuant to the Indenture, and the remainder is intended to be distributed to a subsidiary of the Partnership and used to repay indebtedness of the Partnership and its affiliates and for general partnership purposes.

Guggenheim Securities, LLC (the “Placement Agent”) assisted LMRK Issuer with the placement and has performed investment and commercial banking and advisory services for the Partnership and its affiliates from time to time for which they have received customary fees and expenses. The Placement Agent and its affiliates may, from time to time, engage in transactions with and perform services for the Partnership in the ordinary course of their business. ING Financial Markets LLC and RBC Capital Markets, LLC were co-managers with respect to the placement and are lenders under the Partnership’s revolving credit facility and therefore will receive a portion of the net proceeds from the placement (not including placement fees and commissions) pursuant to the repayment of indebtedness thereunder.

Management Agreement

In connection with the issuance and sale of the Notes, the Obligors entered into a management agreement, dated as of November 30, 2017 (the “Management Agreement”), with Landmark Infrastructure Partners GP LLC, as manager (“LMRK Manager”). LMRK Manager is the general partner of the Partnership. Pursuant to the Management Agreement, LMRK Manager will perform, on behalf of the Obligors, those functions reasonably necessary to maintain, manage and administer the Tenant Site Assets (defined below).

Cash Management Agreement

In connection with the issuance and sale of the Notes, the Obligors, Wilmington Trust, National Association, as Indenture Trustee and as Securities Intermediary, and LMRK Manager entered into a cash management agreement, dated as of November 30, 2017 (the “Cash Management Agreement”). Pursuant to the Cash Management Agreement, the Indenture Trustee will administer the reserve funds in the manner set forth in the Indenture.

The above summary of the Management Agreement and the Cash Management Agreement is qualified in its entirety by reference to the complete terms and provisions of the Management Agreement and the Cash Management Agreement filed herewith as Exhibit 10.1 and 10.3, respectively.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 30, 2017, LMRK Issuer issued $80,000,000 aggregate principal amount of Series 2017-1 Notes pursuant to the Indenture. The Series 2017-1 Notes are guaranteed by LMRK Guarantor. LMRK Guarantor’s only material asset is its equity interest in LMRK Issuer. The Series 2017-1 Notes are obligations solely of the Obligors and LMRK Guarantor and are not guaranteed by the Partnership or any affiliate of the Partnership other than LMRK Guarantor.

The Series 2017-1 Notes were issued in two separate classes as indicated in the table below. The Class B Notes are subordinated in right of payment to the Class A Notes. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Indenture. Certain terms of the Notes are indicated in the table below.

Class	Initial Principal Balance	Note Rate	Anticipated Repayment Date	Rated Final Payment Date	Ratings (KBRA)
Class A	$62,000,000	4.10%	November 15, 2022	November 15, 2047	A-(sf)
Class B	$18,000,000	3.81%	November 15, 2022	November 15, 2047	BB-(sf)

In connection with the issuance of the Series 2017-1 Notes, LMRK Guarantor and the Obligors were formed as, or converted into, special purpose entities that are prohibited from owning any assets other than, in the case of LMRK Guarantor, its equity interest in LMRK Issuer, in the case of LMRK Issuer, its equity interest in the LMRK Asset Entities and, in the case of the LMRK Asset Entities, their rights in respect of certain Tenant Sites (the “Tenant Site Assets”) or from incurring any debt other than as contemplated by the Indenture. Under the Indenture, the Obligors will be permitted to issue new and additional notes under certain circumstances, including so long as the debt service coverage ratio of LMRK Issuer is at least 2.0 to 1.0. As of November 5, 2017, the LMRK Asset Entities held 374 Tenant Site Assets in the United States.

The Notes are secured by (1) mortgages and deeds of trust on substantially all of the Tenant Site Assets and their operating cash flows, (2) a security interest in substantially all of the personal property of the Obligors, and (3) the rights of the Obligors under a Management Agreement (as defined below). LMRK Issuer’s equity interests in each of the LMRK Asset Entities and LMRK Guarantor’s equity interest in LMRK Issuer has been pledged to secure repayment of the Notes.

Amounts due under the Notes will be paid solely from the cash flows generated from the operation of the Tenant Site Assets. LMRK Issuer is required to make monthly payments of interest on the Notes, commencing in January 2018. On each payment date, commencing with the payment date occurring in January 2018 and prior to the anticipated repayment date, available funds will be used to repay the Class A Notes in an amount sufficient to pay the scheduled Class A monthly amortization amount and to repay the Class B Notes in an amount sufficient to pay the Class B monthly amortization amount for the Series 2017-1 Notes on such payment date. No other payments of principal will be required to be made prior to the monthly payment date in November 2022, which is the anticipated repayment date for the Series 2017-1 Notes, unless prior thereto, an amortization period commences, any funds remain on deposit in the Site Acquisition Account at the end of the site acquisition period, an event of default occurs and is continuing, or certain other events have occurred as described in the Indenture or, in the case of any Class A Notes or Class B Notes of any Series, a Residual Cash Flow Partial Sweep Period (as defined below) commences.

If the DSCR, or debt service coverage ratio, generally calculated as the ratio of annualized net cash flow (as defined in the Indenture) to the amount of interest, servicing fees and trustee fees that LMRK Issuer will be required to pay over the succeeding twelve Payment Dates, is 1.30 to 1.0 or less for one calendar month (the “Cash Trap DSCR”), then all cash flow in excess of amounts required to make debt service payments, to fund required reserves, to pay management fees and budgeted operating expenses and to make certain other payments required under the Indenture, referred to as Excess Cash Flow, will be deposited into a reserve account instead of being released to LMRK Issuer. The funds in the reserve account will not be released to LMRK Issuer unless and until the debt service coverage ratio exceeds the Cash Trap DSCR for two consecutive calendar months. Additionally, an “amortization period” commences if, as of the end of any calendar month, the debt service coverage ratio falls below 1.15 to 1.0 (the “Minimum DSCR”) and will continue to exist until the debt service coverage ratio exceeds the Minimum DSCR for two consecutive calendar months. During an amortization period, excess cash flow is applied to repay the Series 2017-1 Notes. Further, if the debt service coverage ratio is 1.75 to 1.0 (the “Residual Cash Flow Partial Sweep Period DSCR”) or less for one calendar month, then a portion of cash flow otherwise available to LMRK Issuer will be applied to repay the principal amount of either the Class B Notes or the Class A Notes and Class B Notes and will continue unless and until the debt service coverage ratio exceeds the Residual Cash Flow Partial Sweep Period DSCR for two consecutive calendar months (a “Residual Cash Flow Partial Sweep Period”). If funds on deposit in the Site Acquisition Account are not used by the last business day in May 2018, or if an Event of Default or Amortization Period commences, amounts on deposit in the Site Acquisition Account will be used to repay the Series 2017-1 Notes.

The Series 2017-1 Notes may be prepaid in whole or in part at any time, provided such payment is accompanied by the applicable prepayment consideration. Except in certain limited circumstances described in the Indenture, prepayments (other than scheduled amortization payments) made more than twelve (12) months prior to the anticipated repayment date of the Series 2017-1 Notes are required to be accompanied by the applicable prepayment consideration.

The Indenture includes covenants customary for notes issued in rated securitizations. Among other things, the Obligors are prohibited from incurring other indebtedness for borrowed money or further encumbering their assets. The organizational documents of LMRK Guarantor and the Obligors contain provisions consistent with rating agency securitization criteria for special purpose entities, including the requirement that they maintain independent directors.

Security Agreement

Also in connection with the issuance and sale of the Series 2017-1 Notes, LMRK Guarantor entered in a guaranty and security agreement, dated as of November 30, 2017 (the “Security Agreement”). Pursuant to the Security Agreement, LMRK Guarantor guarantees the repayment of the Series 2017-1 Notes and other payment obligations of the Obligors in connection with the transaction and pledges the equity interests it holds in LMRK Issuer as security for those payments.

Servicing Agreement

In connection with the issuance and sale of the Series 2017-1 Notes, Midland Loan Services, a division of PNC Bank, National Association, as servicer (“Servicer”), and the Indenture Trustee entered into a servicing agreement, dated as of November 30, 2017 (the “Servicing Agreement”). Pursuant to the Servicing Agreement, the Servicer will administer and oversee the performance by the Obligors and LMRK Manager of their respective obligations under the Transaction Documents.

The above summary of the Indenture, Indenture Supplement, Security Agreement and Servicing Agreement is qualified in its entirety by reference to the complete terms and provisions of the Indenture, Indenture Supplement, Security Agreement and Servicing Agreement filed herewith as Exhibit 4.1, 4.2, 10.2 and 10.4, respectively.

Item 7.01. REGULATION FD DISCLOSURE.

On November 30, 2017, the Partnership issued a press release announcing the issuance of $80.0 million in aggregate principal amount of Series 2017-1 Notes. A copy of the press release, dated November 30, 2017 is furnished herewith as Exhibit 99.1

This information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of November 30, 2017, by and among Wilmington Trust, National Association, as Indenture Trustee, and LMRK Issuer Co. 2 LLC, LMRK Propco LLC and LD Tall Wall III LLC, collectively as Obligors.

4.2	Indenture Supplement, dated as of November 30, 2017, by and among Wilmington Trust, National Association, as Indenture Trustee, and LMRK Issuer Co. 2 LLC, LMRK Propco LLC and LD Tall Wall III LLC, collectively as Obligors.

10.1	Management Agreement, dated as of November 30, 2017, by and among Landmark Infrastructure Partners GP LLC, as Manager, and LMRK Issuer Co. 2 LLC, LMRK Propco LLC and LD Tall Wall III LLC.

10.2	Guarantee and Security Agreement, dated as of November 30, 2017, by and between LMRK Guarantor Co. 2 LLC and the Wilmington Trust, National Association.

10.3	Cash Management Agreement, dated as of November 30, 2017, by and among Wilmington Trust, National Association, as Indenture Trustee and as Securities Intermediary, and LMRK Issuer Co. 2 LLC, LMRK Propco LLC and LD Tall Wall III LLC and Landmark Infrastructure Partners GP LLC.

10.4	Servicing Agreement, dated as of November 30, 2017, by and between Midland Loan Services, a division of PNC Bank, National Association, as Servicer, and Wilmington Trust, National Association.

99.1	Press Release dated November 30, 2017.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of November 30, 2017, by and among Wilmington Trust, National Association, as Indenture Trustee, and LMRK Issuer Co. 2 LLC, LMRK Propco LLC and LD Tall Wall III LLC, collectively as Obligors.

4.2	Indenture Supplement, dated as of November 30, 2017, by and among Wilmington Trust, National Association, as Indenture Trustee, and LMRK Issuer Co. 2 LLC, LMRK Propco LLC and LD Tall Wall III LLC, collectively as Obligors.

10.1	Management Agreement, dated as of November 30, 2017, by and among Landmark Infrastructure Partners GP LLC, as Manager, and LMRK Issuer Co. 2 LLC, LMRK Propco LLC and LD Tall Wall III LLC.

10.2	Guarantee and Security Agreement, dated as of November 30, 2017, by and between LMRK Guarantor Co. 2 LLC and the Wilmington Trust, National Association.

10.3	Cash Management Agreement, dated as of November 30, 2017, by and among Wilmington Trust, National Association, as Indenture Trustee and as Securities Intermediary, and LMRK Issuer Co. 2 LLC, LMRK Propco LLC and LD Tall Wall III LLC and Landmark Infrastructure Partners GP LLC.

10.4	Servicing Agreement, dated as of November 30, 2017, by and between Midland Loan Services, a division of PNC Bank, National Association, as Servicer, and Wilmington Trust, National Association.

99.1	Press Release dated November 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: December 5, 2017	By:	/s/ George P. Doyle
		Name:	George P. Doyle
		Title:	Chief Financial Officer and Treasurer